OPTION TO PURCHASE COMMON STOCK
OF
U. S. GEOTHERMAL INC.

THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE PURSUANT TO THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

WHEREAS:

(A) U.S. Geothermal Inc. (the "**Company**") and Dundee Securities Corporation (the "**Advisor**") have executed an engagement letter dated February 13, 2006 (the "**Agreement**") wherein the Advisor will be the financial advisor to the Company in respect of a private placement (the "**Private Placement**") of common shares of the Company ("**Common Shares**"); and

(B) Pursuant to the Agreement, and as compensation for services rendered thereunder, the Company agreed to grant the Advisor an option to acquire that number of the Common Shares equal to seven (7%) percent of the Common Shares issued in the Private Placement to placees introduced to the Company by the Advisor.

FOR VALUE RECEIVED, the Company grants the following rights to the Advisor:

1. **DEFINITIONS**

As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

"***Act***" shall mean the U.S. Securities Act of 1933, as amended.

"***Business Day***" shall mean a day that the TSX Venture Exchange's office in Vancouver is open for business.

"***Common Stock***" shall mean the common stock, $.001 par value per share, of the Company.

"***Corporate Office***" shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered, which office is located at the date hereof at 1509 Tyrell Lane, Suite B, Boise, Idaho 83706.

"***Exercise Date***" shall mean the date a Notice of Exercise is received by the Company.

"***Exercise Period*** " shall have the meaning set out in Section 3.1.

"***Exercise Price***" shall mean the price to be paid to the Company for each Optioned Share to be purchased upon exercise of this Option in accordance with the terms hereof, which shall be CDN$1.00 per Optioned Share unless adjusted in accordance with Section 3.5.

"***Expiration Time***" shall mean 5:00 PM (Pacific time) on April 3, 2008, if a Business Day, and if not, 5:00 PM on the next Business Day thereafter.

"***Optioned Shares***" shall have the meaning set out in Section 2.

2. GRANT OF OPTION

As of the date of this Option, April 3, 2006 (the **"Date of Grant"**), the Company hereby grants to the Advisor the option to purchase, upon the terms and conditions set forth herein, up to 1,522,500 Common Shares (the "**Optioned Shares**").

3. EXERCISE

3.1 Exercise of Option

This Option shall entitle the Advisor to purchase the Optioned Shares at the Exercise Price at any time prior to the Expiration Time (the **"Exercise Period"**) in the manner provided for in Section 3.2. This Option and the right to purchase Optioned Shares hereunder shall expire and become void at the Expiration Time. This Option may be exercised for whole shares of Common Stock only.

3.2 Manner of Exercise

(a) The Advisor may exercise this Option at any time and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 100,000 Optioned Shares, except upon an exercise of this Option with respect to the remaining balance of Optioned Shares purchasable hereunder at the time of exercise) by delivering to the Company at its Corporate Office (i) a duly executed Notice of Exercise in substantially the form attached as Appendix "A" hereto; (ii) a bank cashier's or certified check for the aggregate Exercise Price of the Optioned Shares being purchased. To be a valid exercise hereunder, the Notice of Exercise and payment of the Exercise Price must be received by the Company prior to the Expiration Time; and (iii) the original of this Option.

(b) From time to time upon exercise of this Option, in accordance with its terms, the Company will cause its transfer agent to countersign and deliver stock certificates

to the Advisor representing the number of shares of Common Stock being purchased pursuant to such exercise, subject to adjustment as described herein.

(c) Promptly following any exercise of this Option, if the Option has not been fully exercised and has not expired, the Company will deliver to the Advisor a new Option for the balance of the Optioned Shares.

3.3 Termination

All rights of the Advisor in this Option, to the extent they have not previously expired or been exercised, shall terminate at the Expiration Time.

3.4 No Rights Prior to Exercise

Prior to its exercise pursuant to Section 3.2 above, this Option shall not entitle the Advisor to any voting or other rights as holder of shares of Common Stock.

3.5 Adjustments

In case of any reclassification, capital reorganization, stock dividend, or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization, stock dividend, or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that the Advisor shall have the right thereafter, by exercising this Option, to purchase the kind and number of shares of Common Stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization, stock dividend, or other change, consolidation, merger, sale or conveyance as the Advisor would have been entitled to receive had the Advisor exercised this Option in full immediately before such reclassification, capital reorganization, stock dividend, or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.5. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations, stock dividends, and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances. The Company shall have the exclusive authority to make all such adjustments.

3.6 Fractional Shares

No fractional shares of Common Stock shall be issuable upon exercise of this Option and the number of shares to be issued shall be rounded down to the nearest whole share.

3.7 Listed and Posted For Trading

The Company shall make commercially reasonable best efforts to ensure that Optioned Shares will be listed and posted for trading on the TSX Venture Exchange upon their issuance or, if the Shares are no longer listed for trading on the TSX Venture Exchange, such other exchange or quotation system on which the Shares are listed or quoted for trading

4. **REPRESENTATIONS AND WARRANTIES**. The Company hereby represents and warrants to the Advisor as follows:

(a) All Optioned Shares which may be issued upon the exercise of the purchase right represented by this Option shall, upon issuance, be duly authorized, validly issued, fully-paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws, and not subject to any pre-emptive rights.

(b) The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and has the full power and authority to issue this Option and to comply with the terms hereof. The execution, delivery and performance by the Company of its obligations under this Option, including, without limitation, the issuance of the Optioned Shares upon any exercise of the Option, have been duly authorized by all necessary corporate action. This Option has been duly executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting enforceability of creditors' rights generally and except as the availability of the remedy of specific enforcement, injunctive relief or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) The Company is not subject to or bound by any provision of any certificate or articles of incorporation or by-laws, mortgage, deed of trust, lease, note, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction or any applicable provision of any law, statute, any court, governmental body, administrative agency or arbitrator which could prevent or be violated by or under which there would be a default (or right of termination) as a result of the execution, delivery and performance by the Company of this Option.

5. **OPTION NOT TRANSFERABLE**

This Option and the rights to purchase Optioned Shares hereunder are not transferable or assignable in whole or in part at any time.

6. NOTICES

All notices and other communications from the Company to the Advisor or vice versa required or permitted to be given or made under this Option shall be in writing and shall be effectively given and made (i) upon delivery if delivered personally, (ii) upon delivery if sent by prepaid courier service, or (iii) upon delivery if sent prepaid by fax or other similar means of electronic communication, with confirmation of receipt, on a Business Day prior to 5:00 pm at the location of the recipient, and if not on a Business Day prior to 5:00 pm, then on the next succeeding Business Day, in each case to the applicable address set out below, or to such other address and/or facsimile number as may have been furnished on no less than ten (10) days notice to the Company or the Advisor, as the case may be, in writing by the Company or the Advisor from time to time:

(A) if to the Company, to:

U.S. Geothermal Inc.
1509 Tyrell Lane, Suite B
Boise, Idaho 83706

Attention: President
Fax: 208-424-1030

(B) if to the Advisor, to:

Dundee Securities Corporation
4th floor, 20 Queen Street West
Toronto, ON
M5H 3R3

Attention: Sasha Jacob
Fax: 416-350-5124

7. RESTRICTIONS ON SHARES

Any shares of Common Stock issuable on the exercise of this Option are subject to resale restrictions under applicable securities laws. The Advisor understands that all certificates representing the Optioned Shares, as well as all certificates issued in exchange for or in substitution of the foregoing securities, until such time as is no longer required under applicable securities laws, will bear legends with respect to restrictions on the transferability of such securities, including legends to the following effect:

> **THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT (A)**

PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR (II) AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) UPON DELIVERY OF A CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE COMPANY AND THE COMPANY'S TRANSFER AGENT, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED THEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE AUGUST 4, 2006.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL AUGUST 4, 2006.

If the Optioned Shares are not the subject of an effective registration statement under the Act upon issuance by the Company, legends stating that such Shares have not been registered and referring to restrictions on transferability and sale of the Optioned Shares may be placed upon all certificates or other documents evidencing ownership, and stop-order instructions prohibiting transfer of the Optioned Shares or similar notations may be made on the Company's records to prevent the disposition of Optioned Shares other than in accordance with applicable law.

8. STOLEN, LOST, MUTILATED OR DESTROYED CERTIFICATES

If this Option shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Option in exchange for and upon surrender and cancellation of such mutilated or defaced Option or, in lieu of and in substitution for such Option so destroyed, lost or stolen, upon the Advisor filing with the Company evidence satisfactory to it that such Option has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Option, to demand indemnity satisfactory to it and payment of the expenses and charges incurred in connection with the delivery of such new Option. Any Option so surrendered to the Company shall be cancelled.

9. ACCREDITED INVESTOR

The Advisor has represented in writing to the Company that on the Date of Grant it shall be an "accredited investor" as defined under the Act and as defined under National Instrument 45-106.

10. GOVERNING LAW

This Option shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.

Dated this 3rd day of April, 2006.

U.S. GEOTHERMAL INC.

Per: [signature]
Authorized Signatory

APPENDIX "A"

NOTICE OF EXERCISE

1. Dundee Securities Corporation hereby elects to purchase ________ shares of Common Stock of U.S. Geothermal Inc. pursuant to the terms of the attached Option (the definitions in which apply to this Notice), and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate representing the ________ shares and, if the Option has not been exercised in full or expired, issue a new Option for the remaining balance of the Optioned Shares, in the name of the Advisor.

3. The Advisor represents it is acquiring the Optioned Shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with all applicable securities laws. The Advisor further represents that it was on the Date of Grant, and is an "accredited investor" as defined under the Act and as defined under National Instrument 45-106.

DUNDEE SECURITIES CORPORATION

Per: ____________________________
Authorized Signatory

____
(Date)